Angel Oak Mortgage Trust 2024-2 ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of Angel Oak Mortgage Fund EU B LLC (the “Client”). The review included a total of 718 newly originated residential mortgage loans, in connection with the securitization identified as AOMT 2024-2 (the “Securitization”). The Review was conducted from September 2021 through December 2023 on mortgage loans originated between August 2021 and December 2023.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Clients prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
○	The consumer’s debt obligations, alimony, child support; and
○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Clients or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Clients.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Clients.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (718 loans in total):

Sixteen (16) loans had a Secondary Appraisal, sixty-nine (69) loans had AVMs, and one hundred seventy-two (172) loans had a Desktop Review.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were nine (9) occurrences of this.

Six (6) loans had a Second Desk Review, and nine (9) loans had a Full Appraisal Review, all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 718 mortgage loans reviewed, eighty-nine (89) unique mortgage loans (12.40% by loan count) had a total of one hundred-one (101) tape discrepancies across six (6) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
UW FICO Utilized	36	35.64%
Originator DTI	32	31.68%
Origination Date	14	13.86%
Original CLTV	9	8.91%
Original LTV	9	8.91%
Property Zip	1	0.99%
Grand Total	101	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	466	$173,984,687.00	64.90%
Event Grade B	252	$108,098,206.00	35.10%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	718	$282,082,893.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	575	80.08%
Event Grade B	143	19.92%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	718	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	596	83.01%
Event Grade B	122	16.99%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	718	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	693	96.52%
Event Grade B	25	3.48%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	718	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	389
		Housing history does not meet guidelines	26
		Borrower Employment Verification does not meet guidelines	25
		Qualifying DTI exceeds Guideline Maximum Allowable	24
		Borrower Liabilities Verification Indicator is Partial	21
		Borrower Income Verification does not match Approval	17
		DSCR is less than guideline minimum	14
		Borrower Income Verification is less than 12 months	14
		Hazard Insurance Coverage is Not Sufficient.	13
		Asset Documents are Incomplete	11
		Liquid Reserves are less than Guidelines Required	10
		Final Loan Application is Partial	10
		Transmittal Summary is Partial	7
		Insufficient cash to close.	7
		Fraud Report Shows Uncleared Alerts	6
		Note Document Indicator is Partial	5
		Borrower residency documentation not provided or issue with documentation	5
		Hazard Insurance Coverage is Not Sufficient	5
		Payment shock exceeds lender guidelines	4
		Property is located in a FEMA disaster area	4
		Underwriting FICO does not meet Guideline Minimum Required	4
		Minimum Trade Line Requirement Not Met	4
		All Interested Parties Not Checked against Exclusionary Lists	4
		Title Policy is Partial	3
		Fully Executed Purchase Contract is Partial	3
		Hazard Insurance Indicator is Partial	3
		Final Loan Application is Missing	2
		CoBorrower Employment Verification does not meet guidelines	2
		Underwriting CLTV exceeds Guideline Maximum Allowable	2
		Guideline Violation – Escrows Collected	2
		Residual income does not meet guidelines.	2
		Fraud Report Missing	2
		Transmittal Summary is Missing	2
		Prepayment Penalty Indicator is Missing	2
		Underwriting LTV exceeds Guideline Maximum Allowable	2
		Unresolved derogatory credit	2
		Borrower 2 Income Verification is less than 12 months	2
		CoBorrower Income Verification does not match Approval	2

	Minimum Flood Insurance Coverage has not been met	1
	Title Policy is Missing	1
	Initial Loan Application is Missing	1
	Downpayment source is from an unacceptable source	1
	Condo Approval Missing	1
	Note is not executed by all borrowers	1
	Balance Sheet Does Not Meet Guidelines	1
	Number of Mortgage Properties Exceeds Max Allowable Per Guidelines	1
	Borrower Asset Verification is Missing	1
	Overdraft/NSF Count Exceeds Tolerance	1
	Interested Party Contribution – Exceeds Guidelines	1
	Flood Certificate is Missing	1
	CoBorrower Liabilities Verified Indicator is Partial	1
	Percentage of Downpayment from Borrower Own Funds is Zero	1
	Final Loan Application is Not Executed	1
	Flood Insurance Policy is Missing	1
	Note Document Indicator is Missing	1
	Borrower Employment Verification Level is missing	1
	Hazard Insurance Effective Date is after the Note Date	1
	Total Credit Grade (A) Exceptions:	681
B	Underwriting CLTV exceeds Guideline Maximum Allowable	31
	Underwriting LTV exceeds Guideline Maximum Allowable	31
	Minimum Trade Line Requirement Not Met	18
	Housing history does not meet guidelines	16
	Liquid Reserves are less than Guidelines Required	15
	Payment shock exceeds lender guidelines	11
	DSCR is less than guideline minimum	8
	Underwriting FICO does not meet Guideline Minimum Required	7
	Overdraft/NSF Count Exceeds Tolerance	7
	Borrower Income Verification does not match Approval	7
	Loan amount is less than the minimum required loan amount	6
	Unresolved derogatory credit	5
	Qualifying DTI exceeds Guideline Maximum Allowable	5
	Asset Documents are Incomplete	5
	Cash to Borrower Exceeds Maximum Allowable	3
	Borrower Liabilities Verification Indicator is Partial	2
	Borrower Employment Verification does not meet guidelines	2
	Number of Mortgage Properties Exceeds Max Allowable Per Guidelines	2
	Loan amount is greater than the maximum loan amount allowed per guidelines	2

		Residual income does not meet guidelines.	1
		Fully Executed Purchase Contract is Partial	1
		Appraisal date is greater than 120 days from Origination date.	1
		CoBorrower Income Verification does not match Approval	1
		Hazard Insurance Effective Date is after the Note Date	1
		Partial Bankruptcy documentation provided.	1
		Transmittal Summary is Partial	1
		Insufficient cash to close.	1
		Borrower Credit Report Indicator is Partial	1
		Percentage of Downpayment from Borrower Own Funds is Zero	1
		Note Document Indicator is Partial	1
		Prepayment Penalty Indicator is Missing	1
		CoBorrower Liabilities Verified Indicator is Partial	1
		Total Credit Grade (B) Exceptions:	196
Compliance	A	No Compliance Findings	498
		Higher-Priced Mortgage Loan	47
		Charges That Cannot Increase Test	24
		Reimbursement Amount Test	21
		Consummation or Reimbursement Date Validation Test	16
		Initial Closing Disclosure Delivery Date Test	14
		Charges That In Total Cannot Increase More Than 10% Test	9
		eSigned Documents Consent is Missing	6
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	5
		Originator NMLS is Not Active	4
		Lender Credits That Cannot Decrease Test	4
		Affiliated Business Disclosure is Missing	3
		Initial Loan Estimate Delivery Date Test (from application)	3
		Security Instrument Indicator is Partial	3
		Higher-Priced Mortgage Loan Right to Receive Appraisal Disclosure Was Not Provided Within 3 Days (12 CFR 1026.35(c)(5))	3
		Lender NMLS Status is Not Active	2
		High-Cost Mortgage Late Fee Test	2
		RESPA Homeownership Counseling Organizations Disclosure Date Test	2
		High-Cost Mortgage Timing of Disclosure Test	2
		High-Cost Mortgage Points and Fees Threshold Test	2
		High-Cost Mortgage Financing of Points and Fees Test	2
		Qualified Mortgage Safe Harbor Threshold	2
		The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	2
		High-Cost Mortgage Pre-Loan Counseling Date Test	2

	Initial Escrow Account Disclosure is Missing	2
	TILA Finance Charge Test	2
	Higher-Priced Mortgage Loan Test	2
	TX SB 1581 High-Cost Home Loan Credit Transaction Points and Fees Threshold Test	2
	Qualified Mortgage APR Threshold Finding	1
	Credit Transaction	1
	High Cost Home Loan Disclosure is Missing	1
	Higher-Priced Mortgage Loan Required Escrow Account Test	1
	TRID Total of Payments Test	1
	High-Cost Mortgage Date the Rate Was Set Validation Test	1
	Conn. Gen. Stat. Ann. §36a-746b - High Cost Home Loan Disclosure has not been provided	1
	MD Credit Regulations Mortgage Loan DTI Provided Test	1
	Right to Cancel Transaction Date is different from the Transaction Date	1
	Missing Taxpayer First Act Disclosure	1
	CA AB 260 Higher-Priced Mortgage Loan Test	1
	TX Constitution A6 Total Indebtedness Test	1
	Purchase Contract does not Match Final CD	1
	TX SB 1581 High-Cost Home Loan DTI Provided Test	1
	Qualified Mortgage Lending Policy Points and Fees Test	1
	NC RSHL Average Prime Offer Rate APR Threshold Exceeded	1
	Regulation § 1026.43(c)(2)(vi) failure - The consumer’s current debt obligations alimony and child support or other debt obligations were not confirmed and included in the DTI.	1
	Discount Fee Test	1
	Home loan Toolkit is Missing	1
	Notice of Special Flood Hazards is Missing	1
	Security Instrument Indicator is Missing	1
	Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	1
	Higher-Priced Mortgage Loan Escrow Alert (12 CFR 1026.35(b))	1
	Collateral Protection Act Mo. Rev. Stat. §§ 427.120; 427.125 - Collateral Protection Notice was not provided	1
	TILA Right of Rescission Test	1
	Originator NMLS Status is Not Found	1
	Intent to Proceed is Missing	1
	Per Diem Interest Amount Test	1
	Mortgage not recorded	1
	High-Cost Home Loan	1
	NC Rate Spread Home Loan Test	1
	Total Compliance Grade (A) Exceptions:	717
B	Higher-Priced Mortgage Loan	110

		Affiliated Business Disclosure is Missing	7
		MD COMAR Higher-Priced Mortgage Loan Finding	3
		Higher-Priced Mortgage Loan Test	1
		High-Cost Mortgage Timing of Disclosure Test	1
		Charges That Cannot Increase Test	1
		High-Cost Mortgage Financing of Points and Fees Test	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Interest Rate Test	1
		CT Nonprime Home Loan Test	1
		NC Rate Spread Home Loan Test	1
		High-Cost Mortgage Late Fee Test	1
		TILA Finance Charge Test	1
		High-Cost Mortgage Points and Fees Threshold Test	1
		High-Cost Mortgage Pre-Loan Counseling Date Test	1
		Total Compliance Grade (B) Exceptions:	132
Property	A	No Property Findings	325
		Third Party Valuation Product not Provided	112
		UCDP Summary Report is Missing	13
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	7
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	6
		Purchase Contract does not Match Appraisal	5
		Origination Appraisal is Partial	4
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	3
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	3
		Third Party Valuation Product not Provided.	3
		Appraisal guideline violation	3
		Third Party AVM to appraised value exceeds 10% allowable variance	2
		Third party AVM Confidence Score is less than 90%	2
		Title Issues Present	1
		UCDP Summary Report is Partially Provided or Inaccurate	1
		Third party AVM Confidence Score is less than 80%	1
		Post FEMA Disaster Property Inspection Shows Property Damage	1
		Is Completion Certificate in file is No	1
		Second Appraisal is Missing	1
		Total Property Grade (A) Exceptions:	494
	B	Appraisal guideline violation	18
		Purchase Contract does not Match Appraisal	5
		Title Issues Present	1
		Reasonable Comps Indicator is No	1
		Total Property Grade (B) Exceptions:	25

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Clients/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Clients review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.